Exhibit 99.01

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA

In re: LIBERATE TECHNOLOGIES	Case No.	04-31394

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

	MONTH ENDED:	May 31, 2004		PETITION DATE:	April 30, 2004

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here      the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

	Dollars reported in	$1

2.	Asset and Liability Structure			End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets			$220,040,445
	b. Total Assets			$229,454,414		$231,576,772
	c. Current Liabilities			$7,989,968
	d. Total Liabilities			$27,500,430		$51,408,340

3.	Statement of Cash Receipts & Disbursements for Month			Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts			$618,661		$618,661
	b. Total Disbursements			$1,949,526		$1,949,526
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)			$(1,330,865)		$(1,330,865)
	d. Cash Balance Beginning of Month			$206,381,159		$206,381,159
	e. Cash Balance End of Month (c + d)			$205,050,294		$205,050,294

				Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations			$19,858,582		$19,858,582
5.	Account Receivables (Pre and Post Petition)			$3,143,292
6.	Post-Petition Liabilities			$7,989,968
7.	Past Due Post-Petition Account Payables (over 30 days)			$0

	At the end of this reporting month:				Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee) See attached Schedule of Payments of Pre-petition Debt.

					☒
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)					☒
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?				☒
11.

Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of payment, amount and reason for payment, and name of payee) See attached Schedule of Payments to Officers.

					☒
12.	Is the estate insured for replacement cost of assets and for general liability?				☒
13.	Are a plan and disclosure statement on file?				☒
14.	Was there any post-petition borrowing during this reporting period? See Note 1 at the bottom of the 2nd page of the Balance Sheet for further discussion.				☒

15.	Check if paid: Post-petition taxes		☒	; U.S. Trustee Quarterly Fees	; Check if filing is current for: Post-petition
	tax reporting and tax returns:		N/A	- No tax returns were due during the month of May 2004.
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Notes:

1.              Historical financial information provided in this monthly operating report, except for that described in Note 2 below, is principally derived from our unaudited financial statements as of and for the month ended May 31, 2004.  As of the date of this filing, our annual audit for the fiscal year ended May 31, 2004 is ongoing.  Therefore, historical financial information contained in this report is subject to change pending the result of our annual audit.

2.              Total assets and total liabilities as of petition filing as indicated in items 2.b. and 2.d. above are based on our unaudited financial statements as of April 30, 2004, the date of our petition, adjusted for the fair value of our property and equipment and investment in subsidiaries.  The adjusted total liabilities as of April 30, 2004 included an accrual of excess facilities charges of approximately $26 million previously recorded as a result of several restructurings.

3.              The attached Balance Sheet and the Statement of Operations are only related to our U.S. entity which filed a voluntary petition under Chapter 11 and do not include our foreign subsidiaries.  Accordingly, these financial statements do not represent the consolidated financial condition and result of operations which we normally report in our SEC filings.

4.              Financial forecasts for the months of May and June 2004 provided in the attached Statement of Operations are based on our current estimates of revenues and expenses.  These estimates may not include all adjustments that are necessary for reporting under generally accepted accounting principles.  Actual results may differ materially from our estimates.

5.              The attached financial statements do not account for the contingent liabilities that are listed in the Second Amended List of Creditors Holding 30 Largest Unsecured Claims, inclusive of a disputed claim by our former landlord and various contingent litigation claims.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	June 21, 2004	/s/ Gregory Wood
		Responsible Individual -	Gregory Wood
Executive Vice President and Chief Financial Officer

LIBERATE TECHNOLOGIES

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended	May 31, 2004

Current Month							Cumulative (Case to Date)	Next Month Forecast
Actual	Forecast	Variance
						Revenues:
$3,328,629	$3,400,000	$(71,371)		1		Gross Sales	$3,328,629	$200,000
		$0		2		less: Sales Returns & Allowances
$3,328,629	$3,400,000	$(71,371)		3		Net Sales	$3,328,629	$200,000
$0		$0		4		less: Cost of Goods Sold (Schedule ‘B’)
$3,328,629	$3,400,000	$(71,371)		5		Gross Profit	$3,328,629	$200,000
$165,333	$180,000	$(14,667)		6		Interest	$165,333	$160,000
		$0		7		Other Income:
		$0		8
		$0		9

$3,493,962	$3,580,000	$(86,038)		10		Total Revenues	$3,493,962	$360,000

						Expenses:
$157,150	$157,000	$(150)		11		Compensation to Owner(s)/Officer(s)	$157,150	$157,000
$34,312	$385,632	$351,320	(a)	12		Salaries (including bonuses)	$34,312	$472,120
$(8,052)	$0	$8,052		13		Commissions	$(8,052)
$(99,171)	$97,480	$196,651	(a)	14		Contract Labor	$(99,171)	$127,000
						Rent/Lease:
$26,269	$26,269	$0		15		Personal Property	$26,269	$26,269
		$0		16		Real Property
$(39,606)	$110,833	$150,439	(a)	17		Insurance	$(39,606)	$110,833
$2,354,428	$2,200,000	$(154,428)		18		Management Fees (Intercompany)	$2,354,428	$1,200,000
$(12,382)	$103,000	$115,382	(a)	19		Depreciation	$(12,382)	$41,783
						Taxes:
$32,532	$32,600	$68		20		Employer Payroll Taxes	$32,532	$36,600
		$0		21		Real Property Taxes
$56,162	$28,333	$(27,829	)(a)	22		Other Taxes	$56,162	$13,750
		$0		23		Other Selling
		$0		24		Other Administrative
$7,391	$8,000	$609		25		Interest	$7,391	$8,000
$(18,740,613)	$469,239	$19,209,852		26	Other Expenses:	See details in the attached	$(18,740,613)	$707,730
		$0		27		supplemental schedule.
		$0		28
		$0		29
		$0		30
		$0		31
		$0		32
		$0		33
		$0		34

$(16,231,580)	$3,618,386	$19,849,966		35		Total Expenses	$(16,231,580)	$2,901,085

$19,725,542	$(38,386)	$19,763,928		36		Subtotal	$19,725,542	$(2,541,085)

						Reorganization Items:
$(321,342)	$(210,000)	$(111,342	)(b)	37		Professional Fees	$(321,342)	$(200,000)
$0	$0	$0		38		Provisions for Rejected Executory Contracts	$0
$17,385	$0	$17,385		39		Interest Earned on Accumulated Cash from Resulting Chp 11 Case	$17,385	$17,000
		$0		40		Gain or (Loss) from Sale of Equipment
		$0		41		U.S. Trustee Quarterly Fees
		$0		42

$(303,957)	$(210,000)	$(93,957)		43		Total Reorganization Items	$(303,957)	$(183,000)

$19,421,585	$(248,386)	$19,669,971		44		Net Profit (Loss) Before Federal & State Taxes	$19,421,585	$(2,724,085)
$(436,997)	$0	$436,997	(a)	45		Income Tax Expense (Benefit)	$(436,997)

$19,858,582	$(248,386)	$20,106,968		46		Net Profit (Loss)	$19,858,582	$(2,724,085)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

See attached supplemental schedule for explanations of significant variances.

LIBERATE TECHNOLOGIES

SUPPLEMENTAL SCHEDULE FOR STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended   May 31, 2004

Details of Other Expenses (line 26):

Current Month						Cumulative (Case to Date)	Next Month Forecast
Actual	Forecast	Variance

				26	Other Expenses:
$(399,796)	$(400,000)	$(204)			Amortization of warrants	$(399,796)	$298,566
$(554,472)	$0	$554,472	(a)		Bad debt expense	$(554,472)	$0
$261,750	$260,000	$(1,750)			Computers, voice and data	$261,750	$54,151
$(16,875,969)	$0	$16,875,969	(c)		Excess facilities charges	$(16,875,969)	$0
$(2,160,157)	$240,690	$2,400,847	(d)		Facility charges	$(2,160,157)	$22,105
$(456,512)	$0	$456,512	(e)		Foreign currency transaction gain, net	$(456,512)	$0
$(1,115,561)	$119,667	$1,235,228	(a)		Professional fees	$(1,115,561)	$148,000
$4,163,434	$0	$(4,163,434	)(f)		Write-down of fixed assets	$4,163,434	$0
$(1,603,330)	$248,882	$1,852,212	(a)		Miscellaneous	$(1,603,330)	$184,908

$(18,740,613)	$469,239	$19,209,852				$(18,740,613)	$707,730

Explanation of Variances:

(a)               During the month of May 2004, which was the last month of our fiscal year, we recorded several significant adjustments to year-end accrual and reserve balances.  These adjustments affected different expense accounts, resulting in a net income effect of approximately $4.7 million in total.

(b)               Bankruptcy related legal fees for May 2004 were based on estimates provided by our bankruptcy attorneys, which were higher than we originally forecasted, and will be adjusted in the subsequent months to reflect the actual amounts invoiced by our bankruptcy attorneys.

(c)               As of April 30, 2004, we had an accrual for excess facilities charges of approximately $26 million, which was related to our former headquarters in San Carlos, California, where a substantial portion of the facilities was not in use.  The accrual balance represented the remaining lease commitment on the excess facilities, net of estimated sublease income.  In March 2004, we relocated our headquarters to the current location in San Mateo, California.  In connection with our bankruptcy filing, the facility lease for our former headquarters was rejected effective no later than May 19, 2004.  Accordingly, we adjusted the accrual in May 2004 to reflect the estimated allowable claim for the rejected lease as permitted under the Bankruptcy Code, resulting in a reversal of approximately $16.9 million of excess facilities charges previously accrued.

(d)               Prior to our bankruptcy filing, we had a deferred rent balance of approximately $2.4 million related to our former headquarters in San Carlos, California.  As discussed in item (c) above, the facility lease for our former headquarters was rejected, effective no later than May 19, 2004, in connection with our bankruptcy filing.  Accordingly, the deferred rent balance was written off in May 2004, which accounted for the majority of the variance.

(e)               In May 2004, we recorded a net foreign currency transaction gain of approximately $457,000.  Traditionally, we have incurred a net foreign currency transaction gain or loss in the range of $200,000 to $600,000 a month.  Due to the uncertainty related to currency fluctuations, we do not include this item in our monthly forecast.

(f)                 In May 2004, we recorded an adjustment of approximately $4.2 million to write down the book value of our fixed assets.  The adjustment was to write off the remaining leasehold improvements of $4.1 million (at net book value) related to our former headquarters and to true-up the fixed asset balance per books to reflect the results of the physical count completed in May 2004.

LIBERATE TECHNOLOGIES

BALANCE SHEET

(General Business Case)

For the Month Ended   May 31, 2004

			From Schedules	Market Value
	Assets

		Current Assets

1		Cash and cash equivalents - unrestricted		$205,050,294
2		Cash and cash equivalents - restricted		$10,346,838
3		Accounts receivable (net)	A	$3,143,292
4		Inventory	B	$0
5		Prepaid expenses		$1,082,619
6		Professional retainers		$417,402
7		Other:
8

9		Total Current Assets		$220,040,445

		Property and Equipment (Market Value)

10		Real property	C	$0
11		Machinery and equipment	D	$132,331
12		Furniture and fixtures	D	$3,713
13		Office equipment	D	$52,191
14		Leasehold improvements	D	$239,461
15		Vehicles	D	$0
16		Other:	D	$20,061
17			D
18			D
19			D
20			D

21		Total Property and Equipment		$447,757

		Other Assets

22		Loans to shareholders		$0
23		Loans to affiliates		$0
24		Investment in subsidiaries		$8,699,227
25		Other		$266,985
26
27
28		Total Other Assets		$8,966,212

29		Total Assets		$229,454,414

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

1.               The market value of current assets approximates their book value as of May 31, 2004 due to the short-term nature of these assets.

2.               The market value of the investment in subsidiaries consists of the aggregate balance of the subsidiaries’ cash and cash equivalents, net of their total liabilities, and the estimated market value of their property and equipment, which approximates 5% of the total cost of the property and equipment.

3.               See Schedule D for discussion of the market value of property and equipment.

LIBERATE TECHNOLOGIES

BALANCE SHEET

(General Business Case)

Liabilities From Schedules

Post-Petition

Current Liabilities

30	Salaries and wages	$0
31	Payroll taxes	$0
32	Real and personal property taxes	$0
33	Income taxes	$0
34	Sales taxes	$0
35	Notes payable (short term)	(See Note 1 below.)	$607,864
36	Accounts payable (trade)	A	$226,848
37	Real property lease arrearage	$0
38	Personal property lease arrearage	$0
39	Accrued professional fees	$780,764
40	Current portion of long-term post-petition debt (due within 12 months)	$0
41	Other:	Deferred revenue	$6,136,726
42	Miscellaneous	$237,766
43

44	Total Current Liabilities	$7,989,968

45	Long-Term Post-Petition Debt, Net of Current Portion	$0

46	Total Post-Petition Liabilities	$7,989,968

Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$8,204,174
48	Priority unsecured claims	F	$193,774
49	General unsecured claims	F	$11,112,514

50	Total Pre-Petition Liabilities	$19,510,462

51	Total Liabilities	$27,500,430

Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing	$(1,295,239,896)
53	Capital Stock	$1,055,179
54	Additional paid-in capital	$1,502,673,750
55	Cumulative profit/(loss) since filing of case	$19,858,582
56	Post-petition contributions/(distributions) or (draws)	$0
57	Other:	Deferred stock-based compensation	$(8,452,770)
Other	$(21,244)
58	Market value adjustment	$(17,919,617)

59	Total Equity (Deficit)	$201,953,984

60	Total Liabilities and Equity (Deficit)	$229,454,414

Note:

1.      The lease agreement for our former headquarters in San Carlos, California, requires that we maintain an irrevocable letter of credit with Wells Fargo Bank in the amount of $8.8 million as a security deposit.  We vacated this facility in March 2004 and ceased rent payment effective April 1, 2004.  Our former landlord has since drawn against the letter of credit for the unpaid rent, net of sublease income from the facility.  As of May 31, 2004, we had a short-term borrowing of $607,864 from Wells Fargo Bank for the amounts drawn by our former landlord against the letter of credit but not yet repaid by us to Wells Fargo Bank.

LIBERATE TECHNOLOGIES

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days	$2,788,185	$226,848
31-60 Days	$12,031	$0
61-90 Days	$385	$0	$0
91+ Days	$372,525	$0
Total accounts receivable/payable	$3,173,126	$226,848
Allowance for doubtful accounts	$29,834
Accounts receivable (net)	$3,143,292

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)	Inventory(ies) Balance at End of Month	Cost of Goods Sold
Inventory Beginning of Month
Add -
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control		Inventory Valuation Methods
Do you have a functioning perpetual inventory system?		Indicate by a checkmark method of inventory used.
Yes ☐ No ☐
How often do you take a complete physical inventory?		Valuation methods -
FIFO cost
Weekly		LIFO cost
Monthly		Lower of cost or market
Quarterly		Retail method
Semi-annually		Other
Annually		Explain
Date of last physical inventory was

Date of next physical inventory is

LIBERATE TECHNOLOGIES

SCHEDULES TO THE BALANCE SHEET

Schedule C

Real Property

		Cost	Market Value
Description

Total		$0	$0

Schedule D Other Depreciable Assets

		Cost	Market Value
Description
Machinery & Equipment -
Computer and Network Equipment		$2,345,643	$132,331

Total		$2,345,643	$132,331

Furniture & Fixtures -
Office Furniture and Cubicles		$74,937	$3,713

Total		$74,937	$3,713

Office Equipment -
Office Equipment		$119,327	$52,191

Total		$119,327	$52,191

Leasehold Improvements -
Leasehold Improvements for Corporate Office		$280,870	$239,461

Total		$280,870	$239,461

Other -
Purchased Software		$3,815,355	$20,061

Total		$3,815,355	$20,061

	Grand Total	$6,636,132	$447,757

Note:

The market value of each asset category indicated above is based on the net book value (cost minus accumulated depreciation) of the corresponding asset as of May 31, 2004.  We believe that the asset’s net book value represents a reasonable estimate of its market value, considering the age of the asset and the current resale market.  In addition, we recently completed a physical count of all fixed assets on hand and recorded necessary adjustments to true up our current records to actual.  Leasehold improvements are related to our current headquarters in San Mateo, California, and are amortized over the lease term of five years.  We currently do not have any plan to relocate in the foreseeable future.

LIBERATE TECHNOLOGIES

SCHEDULES TO THE BALANCE SHEET

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$44,316,177	$8,204,174	See Note 2 below.
Priority claims other than taxes	$199,720	$193,774
Priority tax claims	$0	$0
General unsecured claims	$13,012,050	$11,112,514	See Note 3 below.
Total	$57,527,947	$19,510,462
	See Note 1 below.

(a) List total amount of claims even if under secured.

(b)   Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Notes:

1.              The aggregate balance of claimed amounts indicated above includes all claims reported on the Summary of Schedules filed with the U.S. Bankruptcy Court on May 17, 2004, plus the contingent unliquidated disputed claim by Mitchell Kertzman of $3.3 million and a reserve of $6.7 million that was established to cover potential costs related to pending securities and derivative litigation.

2.              Secured claims are related to the rejected lease for our former headquarters in San Carlos, California.  The allowed portion represents our estimate of allowable claim as permitted under the Bankruptcy Code and is secured by a letter of credit.

3.              The allowed portion of general unsecured claims includes our estimate of the allowable amount for all unsecured claims and a reserve of $6.7 million that was established to cover potential costs related to pending securities and derivative litigation.  It does not include other contingent litigation claims or the disputed claim by Mitchell Kertzman mentioned above.

Schedule G

Rental Income Information

Not applicable to General Business Cases

Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4	Account 5
(See details in the attached supplemental schedule.)
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

LIBERATE TECHNOLOGIES

Supplemental Schedule for Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4	Account 5	Account 6

Bank	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	CitiGroup	Petty Cash

Account Type	Checking	Checking	Checking	Checking	Investments	Petty Cash

Account No.	4518111885	451-8111885	409-1214668	409-1214650	449-90403	N/A

Account Purpose	Sweep	Concentration	Accounts Payable	Payroll	Investments	Petty Cash

Balance, End of Month (Per Books)	$2,175,134	$47,347	$(354,236)	$(108,802)	$203,290,496	$355

Total Funds on Hand for Unrestricted Cash (Per Books)	$205,050,294

Note:

The petty cash balance represents petty cash on hand and does not relate to any bank account.

LIBERATE TECHNOLOGIES

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended	May 31, 2004

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales	$402,776	$402,776
3	Interest Received	$163,187	$163,187
4	Borrowings
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions
7	Proceeds from Issuance of Common Stock	$20,747	$20,747
8	COBRA Payments from Former Employees	$17,209	$17,209
9	Miscellaneous Deposits	$14,742	$14,742
10
11

12	Total Cash Receipts	$618,661	$618,661

	Cash Disbursements
13	Payments for Inventory
14	Selling
15	Administrative
16	Capital Expenditures
17	Principal Payments on Debt
18	Interest Paid
	Rent/Lease:
19	Personal Property
20	Real Property	$26,269	$26,269
	Amount Paid to Owner(s)/Officer(s)
21	Salaries (less withholdings)	$117,333	$117,333
22	Draws
23	Commissions/Royalties
24	Expense Reimbursements	$4,017	$4,017
25	Other
26	Salaries/Commissions (less employee withholding)	$228,896	$228,896
27	Management Fees
	Taxes:
28	Employee Withholding (officers and non-officers)	$156,070	$156,070
29	Employer Payroll Taxes	$32,903	$32,903
30	Real Property Taxes
31	Other Taxes (state franchise taxes)	$55,605	$55,605
32	Other Cash Outflows:
33	Computer/Communications	$35,683	$35,683
34	Consulting	$33,014	$33,014
35	Employee Benefits	$98,829	$98,829
36	Funding for Subsidiary in Canada	$1,039,750	$1,039,750
	Travel and Entertainment	$32,764	$32,764
37	Miscellaneous	$88,393	$88,393

38	Total Cash Disbursements:	$1,949,526	$1,949,526

39	Net Increase (Decrease) in Cash	$(1,330,865)	$(1,330,865)

40	Unrestricted Cash Balance, Beginning of Period	$206,381,159	$206,381,159

41	Unrestricted Cash Balance, End of Period	$205,050,294	$205,050,294

LIBERATE TECHNOLOGIES

SCHEDULE OF PAYMENTS TO OFFICERS

For the Month Ended May 2004

Salaries, net of withholdings, for the payroll period ended:

Names	5/15/04	5/31/04	Total

Dawes, Paul	7,332.60	7,710.50	15,043.10
Lockwood, David	6,713.86	7,028.06	13,741.92
Morris, Patricia	5,971.07	5,971.07	11,942.14
Nguyen, Patrick	7,092.27	7,205.51	14,297.78
Scadina, Mark	6,914.37	6,914.37	13,828.74
Vachon, Phil	9,971.32	9,970.92	19,942.24
Vickers, Mark	6,280.44	6,280.44	12,560.88
Wood, Gregory	7,805.34	8,171.22	15,976.56

	58,081.27	59,252.09	117,333.36

Expense reimbursements:

Names	Date	Check No.	Amount

Dawes, Paul	5/20/04	2000036	860.38
Vickers, Mark	5/20/04	2000049	3,156.85

			4,017.23